Boston Trust Walden Funds

One Beacon Street

Boston, MA 02108

Walden Small Cap Fund (WASOX)

Supplement dated April 6, 2020 to the Prospectus and Summary Prospectus dated February 4, 2020

Reorganization of the Walden Small Cap Fund

On March 26, 2020, shareholders of the Walden Small Cap Fund approved an Agreement and Plan of Reorganization under which the Walden Small Cap Fund would be reorganized into the Boston Trust Walden Small Cap Fund (the “Reorganization”).  The Reorganization occurred on April 3, 2020.  Each shareholder of the Walden Small Cap Fund received shares of the Boston Trust Walden Small Cap Fund equal in value to the shares of the Walden Small Cap Fund held by that shareholder prior to the Reorganization.  The Walden Small Cap Fund is now closed.

Please retain this supplement with your Prospectus and Summary Prospectus for future reference.

This Supplement, the Prospectus and Summary Prospectus, each dated February 4, 2020, and the SAI, dated February 4, 2020, provide relevant information for all shareholders and should be retained for future reference.  The Prospectuses and SAI have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-800-282-8782, extension 7050.